SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Significant Accounting Policies And Other Financial Data

SEMPRA ENERGY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA

PRINCIPLES OF CONSOLIDATION

Sempra Energy

Sempra Energy's Consolidated Financial Statements include the accounts of Sempra Energy, a California-based Fortune 500 energy-services holding company, and its consolidated subsidiaries and variable interest entities (VIEs). Sempra Energy's principal operating units are

  San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), which are separate, reportable segments;
  Sempra International, which includes our Sempra South American Utilities and Sempra Mexico reportable segments; and

  Sempra U.S. Gas & Power, which includes our Sempra Renewables and Sempra Natural Gas reportable segments.

We provide descriptions of each of our segments in Note 16.

We refer to SDG&E and SoCalGas collectively as the California Utilities, which do not include the utilities in our Sempra International and Sempra U.S. Gas & Power operating units. Sempra Global is the holding company for most of our subsidiaries that are not subject to California utility regulation. All references in these Notes to “Sempra International,” “Sempra U.S. Gas & Power” and their respective reportable segments are not intended to refer to any legal entity with the same or similar name.

In the first quarter of 2013, Sempra Energy's subsidiary, Infraestructura Energética Nova, S.A.B. de C.V. (IEnova), completed a private offering in the U.S. and outside of Mexico and a concurrent public offering in Mexico of common stock. The aggregate shares of common stock sold in the offerings represent approximately 18.9 percent of IEnova's outstanding ownership interest. IEnova is reported within the Sempra Mexico reportable segment. We discuss the offerings and IEnova in “Noncontrolling Interests – Sale of Noncontrolling Interests” below.

Sempra Energy uses the equity method to account for investments in affiliated companies over which we have the ability to exercise significant influence, but not control. We discuss our investments in unconsolidated entities in Notes 3 and 4.

SDG&E

SDG&E's Consolidated Financial Statements include its accounts and the accounts of a VIE of which SDG&E is the primary beneficiary, as we discuss below under “Variable Interest Entities.” SDG&E's common stock is wholly owned by Enova Corporation, which is a wholly owned subsidiary of Sempra Energy.

SoCalGas

SoCalGas' Consolidated Financial Statements include its accounts and the de minimus accounts of inactive subsidiaries. SoCalGas' common stock is wholly owned by Pacific Enterprises (PE), which is a wholly owned subsidiary of Sempra Energy.

BASIS OF PRESENTATION

This is a combined report of Sempra Energy, SDG&E and SoCalGas. We provide separate information for SDG&E and SoCalGas as required. References in this report to “we,” “our” and “Sempra Energy Consolidated” are to Sempra Energy and its consolidated entities, unless otherwise indicated by the context. We have eliminated intercompany accounts and transactions within the consolidated financial statements of each reporting entity.

Regulated Operations

Sempra South American Utilities has controlling interests in two electric distribution utilities in South America. Sempra Natural Gas owns Mobile Gas Service Corporation (Mobile Gas) in southwest Alabama and Willmut Gas Company (Willmut Gas) in Mississippi, and Sempra Mexico owns Ecogas Mexico, S de RL de CV (Ecogas) in northern Mexico, all natural gas distribution utilities. The California Utilities, Sempra Natural Gas' Mobile Gas and Willmut Gas, and Sempra Mexico's Ecogas prepare their financial statements in accordance with the provisions of accounting principles generally accepted in the United States of America (U.S. GAAP) governing regulated operations, as we discuss below under “Regulatory Matters.” We discuss revenue recognition at our utilities in “Revenues–Utilities” below.

Use of Estimates in the Preparation of the Financial Statements

We have prepared our Consolidated Financial Statements in conformity with U.S. GAAP. This requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, including the disclosure of contingent assets and liabilities at the date of the financial statements. Although we believe the estimates and assumptions are reasonable, actual amounts ultimately may differ significantly from those estimates.

Subsequent Events

We evaluated events and transactions that occurred after December 31, 2013 through the date the financial statements were issued, and in the opinion of management, the accompanying statements reflect all adjustments necessary for a fair presentation. We discuss subsequent events further in Note 18.

REGULATORY MATTERS

Effects of Regulation

The accounting policies of our regulated utility subsidiaries in California, SDG&E and SoCalGas, conform with U.S. GAAP for regulated enterprises and reflect the policies of the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC).

The California Utilities prepare their financial statements in accordance with U.S. GAAP provisions governing regulated operations. Under these provisions, a regulated utility records a regulatory asset, which are generally costs that would otherwise be charged to expense, if it is probable that, through the ratemaking process, the utility will recover that asset from customers. To the extent that recovery is no longer probable, the related regulatory assets are written off. Regulatory liabilities generally represent amounts collected from customers in advance of the actual expenditure by the utility. If the actual expenditures are less than amounts previously collected from ratepayers, the excess would be refunded to customers, generally by reducing future rates. Regulatory liabilities may also arise from other transactions such as unrealized gains on fixed price contracts and other derivatives or certain deferred income tax benefits which are passed through to customers in future rates. In addition, the California Utilities record regulatory liabilities when the CPUC or the FERC requires a refund to be made to customers or has required that a gain or other transaction of net allowable costs be given to customers over future periods.

Determining probability of recovery requires significant judgment by management and may include, but is not limited to, consideration of:

  the nature of the event giving rise to the assessment;
  existing statutes and regulatory code;
  legal precedence;
  regulatory principles and analogous regulatory actions;
  testimony presented in regulatory hearings;
  proposed regulatory decisions;
  final regulatory orders;
  a commission-authorized mechanism established for the accumulation of costs;
  status of applications for rehearings or state court appeals;
  specific approval from a commission; and

  historical experience.

Our other natural gas distribution utilities, Mobile Gas, Willmut Gas and Ecogas, also apply U.S. GAAP for regulated utilities to their operations.

We provide information concerning regulatory assets and liabilities below in “Regulatory Balancing Accounts” and “Regulatory Assets and Liabilities” and in Notes 13 and 14.

Regulatory Balancing Accounts

The following table summarizes our regulatory balancing accounts at December 31.

SUMMARY OF REGULATORY BALANCING ACCOUNTS AT DECEMBER 31
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2013	2012	2013	2012	2013	2012
Current:
Overcollected	$(1,077)	$(643)	$(645)	$(340)	$(432)	$(303)
Undercollected	1,542	897	1,201	735	341	162
Net current receivable (payable)(1)	465	254	556	395	(91)	(141)
Non-current:
Undercollected(2)	213	―	161	―	52	―
Total net receivable (payable)(1)	$678	$254	$717	$395	$(39)	$(141)
(1)	At December 31, 2013 and 2012, the net receivable at SDG&E and the net payable at SoCalGas are shown separately on Sempra Energy's Consolidated Balance Sheets.
(2)	Long-term undercollected balance included in Other Regulatory Assets (long-term) on the Consolidated Balance Sheets.

Over- and under-collected regulatory balancing accounts reflect the difference between customer billings and recorded or CPUC-authorized costs, primarily commodity costs. Amounts in the balancing accounts are recoverable (receivable) or refundable (payable) in future rates, subject to CPUC approval. Balancing account treatment eliminates the impact on earnings from variances in the covered costs from authorized amounts. Absent balancing account treatment, variations in the cost of fuel supply and certain operating and maintenance costs from amounts approved by the CPUC would increase volatility in utility earnings.

We provide additional information about regulatory matters in Notes 13, 14 and 15.

Regulatory Assets and Liabilities

We show the details of regulatory assets and liabilities in the following table, and discuss each of them separately below.

REGULATORY ASSETS (LIABILITIES) AT DECEMBER 31
(Dollars in millions)
	2013	2012
SDG&E
Fixed-price contracts and other derivatives	$58	$149
Costs related to SONGS plant closure	303	―
Costs related to wildfire litigation	330	364
Deferred taxes recoverable in rates	788	718
Pension and other postretirement benefit obligations	106	303
Removal obligations(1)	(1,403)	(1,603)
Unamortized loss on reacquired debt	14	16
Environmental costs	20	16
Legacy meters	62	90
Sunrise Powerlink fire mitigation	115	117
Other	15	23
Total SDG&E	408	193
SoCalGas
Pension and other postretirement benefit obligations	231	835
Employee benefit costs	51	58
Removal obligations(1)	(1,205)	(1,103)
Deferred taxes recoverable in rates	110	38
Unamortized loss on reacquired debt	14	17
Environmental costs	14	14
Workers’ compensation	26	27
Other	―	(2)
Total SoCalGas	(759)	(116)
Other Sempra Energy
Sempra Natural Gas	(11)	3
Sempra Mexico	8	1
Total Other Sempra Energy	(3)	4
Total Sempra Energy Consolidated	$(354)	$81
(1)	Related to obligations discussed below in “Asset Retirement Obligations.”

NET REGULATORY ASSETS (LIABILITIES) AS PRESENTED ON THE CONSOLIDATED BALANCE SHEETS AT DECEMBER 31
(Dollars in millions)
	2013			2012
	Sempra			Sempra
	Energy			Energy
	Consolidated	SDG&E	SoCalGas	Consolidated	SDG&E	SoCalGas
Current regulatory assets	$38	$29	$5	$62	$49	$4
Noncurrent regulatory assets(1)	2,335	1,787	536	2,742	1,747	983
Current regulatory liabilities(2)	(7)	(5)	―	(2)	―	―
Noncurrent regulatory liabilities(3)	(2,720)	(1,403)	(1,300)	(2,721)	(1,603)	(1,103)
Total	$(354)	$408	$(759)	$81	$193	$(116)
(1)	Excludes long-term undercollected balancing accounts of $213 million at Sempra Energy, $161 million at SDG&E and $52 million at SoCalGas recorded in Other Regulatory Assets (long-term).
(2)	Included in Other Current Liabilities.
(3)	At December 31, 2013 and 2012, $97 million and $1 million, respectively, at Sempra Energy Consolidated is included in Deferred Credits and Other.

  Regulatory assets arising from fixed-price contracts and other derivatives are offset by corresponding liabilities arising from purchased power and natural gas commodity and transportation contracts. The regulatory asset is increased/decreased based on changes in the fair market value of the contracts. It is also reduced as payments are made for commodities and services under these contracts.
  Regulatory assets related to the San Onofre Nuclear Generating Station (SONGS) plant closure represent management's estimate of what SDG&E will be allowed to recover in rates in the future associated with SDG&E's investment in SONGS as of the plant closure date, the cost of operations since Units 2 and 3 were taken offline, and the cost of purchased replacement power, as we discuss further in Note 13.
  Regulatory assets arising from costs related to wildfire litigation are costs in excess of liability insurance coverage and amounts recovered from third parties, as we discuss in Note 14 under “Excess Wildfire Claims Cost Recovery at the CPUC” and Note 15 under “SDG&E—2007 Wildfire Litigation.”
  Deferred taxes recoverable in rates are based on current regulatory ratemaking and income tax laws. SDG&E and SoCalGas expect to recover net regulatory assets related to deferred income taxes over the lives of the assets that give rise to the accumulated deferred income tax liabilities. These net assets are included in ratebase.
  Regulatory assets/liabilities related to pension and other postretirement benefit obligations are offset by corresponding liabilities/assets and are being recovered in rates as the plans are funded.
  Regulatory assets related to unamortized losses on reacquired debt are recovered over the remaining original amortization periods of the losses on reacquired debt. These periods range from 5 months to 14 years for SDG&E and from 8 years to 12 years for SoCalGas.
  Regulatory assets related to environmental costs represent the portion of our environmental liability recognized at the end of the period in excess of the amount that has been recovered through rates charged to customers. We expect this amount to be recovered in future rates as expenditures are made.
  The regulatory asset related to the legacy meters removed from service and replaced under the Smart Meter Program is their undepreciated value. SDG&E is recovering this asset over a 4-year period in ratebase.

  The regulatory asset related to Sunrise Powerlink fire mitigation is offset by a corresponding liability for the funding of a trust to cover the mitigation costs. SDG&E expects to recover the regulatory asset in rates as the trust is funded over a 50-year period.

FAIR VALUE MEASUREMENTS

We apply recurring fair value measurements to certain assets and liabilities, primarily nuclear decommissioning and benefit plan trust assets and other miscellaneous derivatives. “Fair value” is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

A fair value measurement reflects the assumptions market participants would use in pricing an asset or liability based on the best available information. These assumptions include the risk inherent in a particular valuation technique (such as a pricing model) and the risks inherent in the inputs to the model. Also, we consider an issuer's credit standing when measuring its liabilities at fair value.

We establish a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 financial instruments primarily consist of listed equities, U.S. government treasury securities and exchange-traded derivatives.

Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including:

  quoted forward prices for commodities
  time value
  current market and contractual prices for the underlying instruments volatility factors

  other relevant economic measures

Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Our financial instruments in this category include the Nuclear Decommissioning Trusts' investments at SDG&E and non-exchange-traded derivatives such as interest rate instruments and over-the-counter (OTC) forwards and options.

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management's best estimate of fair value from the perspective of a market participant.

CASH AND CASH EQUIVALENTS

Cash equivalents are highly liquid investments with maturities of three months or less at the date of purchase.

RESTRICTED CASH

Restricted cash at Sempra Energy, including amounts at SDG&E discussed below, was $49 million and $68 million at December 31, 2013 and 2012, respectively. Of this, $24 million and $46 million were classified as current and $25 million and $22 million were classified as noncurrent at December 31, 2013 and 2012, respectively.

Sempra Renewables had restricted cash of $6 million and $35 million classified as current at December 31, 2013 and 2012, respectively. The 2013 balance primarily represents funds held in accordance with long-term debt agreements at Copper Mountain Solar 1. The 2012 balance represents funds held in accordance with long-term debt agreements at Copper Mountain Solar 1 and Mesquite Solar 1. We discuss the debt agreements further in Note 5 and in “Restricted Net Assets” below.

At December 31, 2013, Sempra Mexico had restricted cash of $12 million classified as current to pay for rights of way, license fees, permits, topographic surveys and other costs pursuant to trust agreements related to a pipeline project.

SDG&E had $31 million and $32 million of restricted cash at December 31, 2013 and 2012, respectively, which represents funds held by a trustee for Otay Mesa VIE (see “Variable Interest Entities—Otay Mesa VIE” below) to pay certain operating costs. Of this, $6 million and $10 million were classified as current and $25 million and $22 million were classified as noncurrent at December 31, 2013 and 2012, respectively.

COLLECTION ALLOWANCES

We record allowances for the collection of trade and other accounts and notes receivable which include allowances for doubtful customer accounts and for other receivables. We show the changes in these allowances in the table below:

COLLECTION ALLOWANCES
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated
Allowances for collection of receivables at January 1	$31	$29	$29
Provisions for uncollectible accounts	16	21	20
Write-offs of uncollectible accounts	(18)	(19)	(20)
Allowances for collection of receivables at December 31	$29	$31	$29
SDG&E
Allowances for collection of receivables at January 1	$6	$6	$5
Provisions for uncollectible accounts	4	5	8
Write-offs of uncollectible accounts	(5)	(5)	(7)
Allowances for collection of receivables at December 31	$5	$6	$6
SoCalGas
Allowances for collection of receivables at January 1	$14	$12	$14
Provisions for uncollectible accounts	7	12	8
Write-offs of uncollectible accounts	(9)	(10)	(10)
Allowances for collection of receivables at December 31	$12	$14	$12

We evaluate accounts receivable collectibility using a combination of factors, including past due status based on contractual terms, trends in write-offs, the age of the receivable, counterparty creditworthiness, economic conditions and specific events, such as bankruptcies. Adjustments to the allowance for doubtful accounts are made when necessary based on the results of analysis, the aging of receivables, and historical and industry trends.

We write off accounts receivable in the period in which we deem the receivable to be uncollectible.  We record recoveries of accounts receivable previously written off when it is known that they will be received.

INVENTORIES

The California Utilities value natural gas inventory by the last-in first-out (LIFO) method. As inventories are sold, differences between the LIFO valuation and the estimated replacement cost are reflected in customer rates. Materials and supplies at the California Utilities are generally valued at the lower of average cost or market.

Sempra South American Utilities, Sempra Mexico and Sempra Natural Gas value natural gas inventory and materials and supplies at the lower of average cost or market. Sempra Mexico and Sempra Natural Gas value liquefied natural gas (LNG) inventory by the first-in first-out method.

The components of inventories by segment are as follows:

INVENTORY BALANCES AT DECEMBER 31
(Dollars in millions)
	Natural Gas			LNG			Materials and supplies		Total
	2013	2012		2013	2012		2013	2012	2013	2012
SDG&E	$3	$3	$	―	$	―	$83	$79	$86	$82
SoCalGas	42	128		―		―	27	23	69	151
Sempra South American Utilities	―	―		―		―	40	34	40	34
Sempra Mexico	―	―		3		8	9	8	12	16
Sempra Renewables	―	―		―		―	2	3	2	3
Sempra Natural Gas	68	109		5		8	5	5	78	122
Sempra Energy Consolidated	$113	$240		$8		$16	$166	$152	$287	$408

U.S. TREASURY GRANTS RECEIVABLE

At December 31, 2012, we had recognized receivables for U.S. Treasury grants based on eligible costs at our Mesquite Solar 1 and Copper Mountain Solar 2 generating facilities when the projects, or portions of projects, were placed into service. During the first quarter of 2013, the federal government imposed automatic federal budget cuts, known as “sequestration,” as required by The Budget Control Act of 2011. As a result, cash grant payments to eligible taxpayers for renewable energy projects were reduced, and we recorded a reduction to our grants receivable of $23 million and a reversal of income tax benefit of $5 million during the first quarter of 2013. In June 2013, we received $74 million in cash related to the Copper Mountain Solar 2 grant. We received $164 million in cash for the remaining grant receivable for Mesquite Solar 1 in August 2013.

INCOME TAXES

Income tax expense includes current and deferred income taxes from operations during the year. We record deferred income taxes for temporary differences between the book and the tax bases of assets and liabilities. Investment tax credits from prior years are amortized to income by the California Utilities over the estimated service lives of the properties as required by the CPUC. At our other businesses, we reduce the book basis of the related asset by the amount of investment tax credit earned. At Sempra Renewables, production tax credits are recognized in income tax expense as earned.

The California Utilities, Mobile Gas and Willmut Gas recognize regulatory assets to offset deferred tax liabilities if it is probable that the amounts will be recovered from customers; and

  regulatory liabilities to offset deferred tax assets if it is probable that the amounts will be returned to customers.

Other than local country withholding tax on current Peruvian earnings, we currently do not record deferred income taxes for basis differences between financial statement and income tax investment amounts in non-U.S. subsidiaries and non-U.S. joint ventures because their cumulative undistributed earnings are indefinitely reinvested.

When there are uncertainties related to potential income tax benefits, in order to qualify for recognition, the position we take has to have at least a “more likely than not” chance of being sustained (based on the position's technical merits) upon challenge by the respective authorities. The term “more likely than not” means a likelihood of more than 50 percent. Otherwise, we may not recognize any of the potential tax benefit associated with the position. We recognize a benefit for a tax position that meets the “more likely than not” criterion at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon its effective resolution.

Unrecognized tax benefits involve management's judgment regarding the likelihood of the benefit being sustained. The final resolution of uncertain tax positions could result in adjustments to recorded amounts and may affect our results of operations, financial position and cash flows.

We provide additional information about income taxes in Note 6.

GREENHOUSE GAS ALLOWANCES

The California Utilities, Sempra Mexico and Sempra Natural Gas supply power into the California Independent System Operator (ISO) grid and are, therefore, required by California Assembly Bill 32 to acquire greenhouse gas allowances for every metric ton of carbon dioxide equivalent emitted into the atmosphere during generation. We account for greenhouse gas allowances as inventory, measured at the lower of weighted average cost or market, and include them in Other Current Assets and Sundry on the Consolidated Balance Sheets based on the dates that they are required to be surrendered. We measure the compliance obligation, which is based on emissions, at the carrying value of allowances held plus the fair value of additional allowances necessary to satisfy the obligation. We include the obligation in Other Current Liabilities and Deferred Credits on the Consolidated Balance Sheets based on the dates that the allowances will be surrendered. We remove the assets and liabilities from the balance sheets as the allowances are surrendered.

The California Utilities expect that all costs and revenues associated with the greenhouse gas program will be recorded through Regulatory Balancing Accounts on the Consolidated Balance Sheets.

RENEWABLE ENERGY CERTIFICATES

Renewable energy certificates (RECs) represent property rights established by governmental agencies for the environmental, social, and other nonpower qualities of renewable electricity generation. A REC, and its associated attributes and benefits, can be sold separately from the underlying physical electricity associated with a renewable-based generation source in certain markets.

Retail sellers of electricity obtain RECs through renewable power purchase agreements, internal generation or separate purchases in the market to comply with renewable portfolio standards established by the governmental agencies. RECs are the mechanism used to verify renewable portfolio standards compliance. The cost of RECs is recorded in Cost of Electric Fuel and Purchased Power, which is recoverable in rates, on the Consolidated Statements of Operations.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment primarily represents the buildings, equipment and other facilities used by the California Utilities to provide natural gas and electric utility services, and by Sempra International and Sempra U.S. Gas & Power, including construction work in progress at these operating units. Property, plant and equipment also includes lease improvements and other equipment at Parent, as well as property acquired under a build-to-suit lease included in construction work in progress.

Our plant costs include

  labor
  materials and contract services

  expenditures for replacement parts incurred during a major maintenance outage of a generating plant

In addition, the cost of our utility plant and selected non-utility regulated projects in Mexico include an allowance for funds used during construction (AFUDC). We discuss AFUDC below. The cost of non-utility plant includes capitalized interest.

Maintenance costs are expensed as incurred. The cost of most retired depreciable utility plant minus salvage value is charged to accumulated depreciation.

We discuss assets pledged as security for loans in Note 5.

PROPERTY, PLANT AND EQUIPMENT BY MAJOR FUNCTIONAL CATEGORY
(Dollars in millions)
	Property, Plant
	and Equipment at		Depreciation rates for
	December 31,		years ended December 31,
	2013	2012	2013	2012	2011
SDG&E:
Natural gas operations	$1,454	$1,406	2.35%	3.20%	3.15%
Electric distribution	5,492	5,217	3.36	4.15	4.13
Electric transmission(1)	3,932	3,714	2.58	2.63	2.74
Electric generation(2)	1,768	2,242	3.76	4.68	4.92
Other electric(3)	759	679	7.58	7.92	8.26
Construction work in progress(1)	941	866	NA	NA	NA
Total SDG&E	14,346	14,124
SoCalGas:
Natural gas operations(4)	11,394	10,756	3.70	3.74	3.62
Other non-utility	118	129	1.56	1.36	1.62
Construction work in progress	319	302	NA	NA	NA
Total SoCalGas	11,831	11,187

			Estimated		Weighted Average
Other operating units and parent(5):			Useful Lives		Useful Life
Land and land rights	276	298	20 to 50 years(6)		47
Machinery and equipment:
Utility electric distribution operations	1,440	1,459	10 to 46 years		40
Generating plants	993	1,568	3 to 35 years		31
LNG terminals	2,094	2,061	3 to 50 years		46
Pipelines and storage	1,638	1,634	3 to 50 years		42
Other	212	241	1 to 47 years		13
Construction work in progress	1,283	692	NA		NA
Other	294	264	2 to 80 years		29
	8,230	8,217
Total Sempra Energy Consolidated	$34,407	$33,528
(1)					At December 31, 2013, includes $350 million in electric transmission assets and $5 million in construction work in progress related to SDG&E's 91-percent interest in the Southwest Powerlink (SWPL) transmission line, jointly owned by SDG&E with other utilities. SDG&E, and each of the other owners, holds its undivided interest as a tenant in common in the property. Each owner is responsible for its share of the project and participates in decisions concerning operations and capital expenditures.
(2)					Includes capital lease assets of $183 million at both December 31, 2013 and 2012, primarily related to variable interest entities of which SDG&E is not the primary beneficiary.
(3)					Includes capital lease assets of $23 million at both December 31, 2013 and 2012.
(4)					Includes capital lease assets of $33 million and $32 million at December 31, 2013 and 2012, respectively.
(5)					December 31, 2013 balances include $155 million, $180 million and $22 million of utility plant, primarily pipelines and other distribution assets, at Ecogas, Mobile Gas and Willmut Gas, respectively. December 31, 2012 balances include $144 million, $171 million and $18 million of utility plant, primarily pipelines and other distribution assets, at Ecogas, Mobile Gas and Willmut Gas, respectively.
(6)					Estimated useful lives are for land rights.

Depreciation expense is based on the straight-line method over the useful lives of the assets or, for the California Utilities, a shorter period prescribed by the CPUC. Depreciation expense is computed using the straight-line method over the asset's estimated original composite useful life, the CPUC-prescribed period or the remaining term of the site leases, whichever is shortest.

The accumulated depreciation and decommissioning amounts on our Consolidated Balance Sheets are as follows:

ACCUMULATED DEPRECIATION AND DECOMMISSIONING AMOUNTS
(Dollars in millions)
	December 31,
	2013	2012
SDG&E:
Accumulated depreciation and decommissioning of utility plant in service:
Electric(1)	$2,861	$2,660
Natural gas	639	601
Total SDG&E	3,500	3,261
SoCalGas:
Accumulated depreciation of natural gas utility plant in service(2)	4,279	4,067
Accumulated depreciation – other non-utility	85	103
Total SoCalGas	4,364	4,170
Other operating units and parent:
Accumulated depreciation – other(3)	938	806
Accumulated depreciation of utility electric distribution operations	145	100
	1,083	906
Total Sempra Energy Consolidated	$8,947	$8,337
(1)	Includes accumulated depreciation for assets under capital lease of $26 million and $21 million at December 31, 2013 and 2012, respectively. Includes $199 million related to SDG&E's 91-percent interest in the SWPL transmission line, jointly owned by SDG&E and other utilities.
(2)	Includes accumulated depreciation for assets under capital lease of $31 million and $28 million at December 31, 2013 and 2012, respectively.
(3)	December 31, 2013 balances include $38 million, $25 million and $2 million of accumulated depreciation for utility plant at Ecogas, Mobile Gas and Willmut Gas, respectively. December 31, 2012 balances include $34 million, $21 million and $1 million of accumulated depreciation for utility plant at Ecogas, Mobile Gas and Willmut Gas, respectively.

The California Utilities finance their construction projects with borrowed funds and equity funds. The CPUC and the FERC allow the recovery of the cost of these funds by the capitalization of AFUDC, calculated using rates authorized by the CPUC and the FERC, as a cost component of property, plant and equipment. The California Utilities earn a return on the capitalized AFUDC after the utility property is placed in service and recover the AFUDC from their customers over the expected useful lives of the assets.

Pipeline projects currently under construction by Sempra Mexico that are both regulated by the Comisión Reguladora de Energía (or CRE, the Energy Regulatory Commission) and meet U.S. GAAP regulatory accounting requirements record the impact of AFUDC related to equity. Beginning in the fourth quarter of 2013, Sempra Mexico began recording AFUDC equity for its Sonora Pipeline project.

Sempra International and Sempra U.S. Gas & Power businesses capitalize interest costs incurred to finance capital projects. The California Utilities also capitalize certain interest costs.

CAPITALIZED FINANCING COSTS
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated:
AFUDC related to debt	$22	$38	$40
AFUDC related to equity	75	96	99
Other capitalized financing costs	22	52	26
Total Sempra Energy Consolidated	$119	$186	$165
SDG&E:
AFUDC related to debt	$16	$30	$33
AFUDC related to equity	39	71	80
Total SDG&E	$55	$101	$113
SoCalGas:
AFUDC related to debt	$6	$8	$7
AFUDC related to equity	17	25	19
Other capitalized financing costs	1	1	―
Total SoCalGas	$24	$34	$26

ASSETS HELD FOR SALE

We classify assets as held for sale when management approves and commits to a formal plan to actively market an asset for sale and we expect the sale to close within the next twelve months. Upon classifying an asset as held for sale, we record the asset at the lower of its carrying value or its estimated fair value reduced for selling costs, and we stop recording depreciation expense on the asset.

At December 31, 2013, there are no assets classified as held for sale. We discuss assets held for sale further in Note 18.

In December 2012, management approved a formal plan and executed an agreement to sell one 625-megawatt (MW) block of Sempra Natural Gas' Mesquite Power natural gas-fired power plant in Arizona to Salt River Project Agricultural Improvement and Power District. In February 2013, the asset was sold for $371 million in cash.

At December 31, 2012, the carrying amount of the major classes of assets and related liability held for sale associated with the plant included the following:

(Dollars in millions)	2012
Property, plant, and equipment, net	$292
Inventories	4
Total assets held for sale	296
Liability held for sale - asset retirement obligation(1)	(5)
Total	$291
(1)	Included in Other Current Liabilities on the Consolidated Balance Sheet.

For the year ended December 31, 2012, there was no impairment of the assets held for sale as the estimated fair value less costs to sell exceeded the carrying amount.

GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

Goodwill is the excess of the purchase price over the fair value of the identifiable net assets of acquired companies measured at the time of acquisition. Goodwill is not amortized but is tested for impairment annually on October 1 or whenever events or changes in circumstances necessitate an evaluation. Impairment of goodwill occurs when the carrying amount (book value) of goodwill exceeds its implied fair value. If the carrying value of the reporting unit, including goodwill, exceeds its fair value, and the book value of goodwill is greater than its fair value on the test date, we record a goodwill impairment loss.

For our annual goodwill impairment testing, under current U.S. GAAP guidance we have the option to first make a qualitative assessment of whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount before applying the two-step, quantitative goodwill impairment test. If we elect to perform the qualitative assessment, we evaluate relevant events and circumstances, including but not limited to, macroeconomic conditions, industry and market considerations, cost factors, changes in key personnel and the overall financial performance of the reporting unit. If, after assessing these qualitative factors, we determine that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then we perform the two-step goodwill impairment test. When we perform the two-step, quantitative goodwill impairment test, we exercise judgment to develop estimates of the fair value of the reporting unit and the corresponding goodwill. Our fair value estimates are developed from the perspective of a knowledgeable market participant. We consider observable transactions in the marketplace for similar investments, if available, as well as an income-based approach such as discounted cash flow analysis. A discounted cash flow analysis may be based directly on anticipated future revenues and expenses and may be performed based on free cash flows generated within the reporting unit. Critical assumptions that affect our estimates of fair value may include consideration of market transactions
  future cash flows
  the appropriate risk-adjusted discount rate
  country risk

  entity risk

Goodwill included on the Sempra Energy Consolidated Balance Sheets is as follows:

GOODWILL
(Dollars in millions)
	Sempra
	South American	Sempra	Sempra
	Utilities	Mexico	Natural Gas	Total
Balance at December 31, 2011	$949	$25	$62	$1,036
Acquisition of subsidiary	―	―	10	10
Foreign currency translation(1)	65	―	―	65
Balance at December 31, 2012	1,014	25	72	1,111
Foreign currency translation(1)	(87)	―	―	(87)
Balance at December 31, 2013	$927	$25	$72	$1,024
(1)	We record the offset of this fluctuation to other comprehensive income.

Sempra Natural Gas recorded goodwill of $10 million in connection with the acquisition of Willmut Gas Company in May 2012.

We provide additional information concerning goodwill related to our equity method investments and the impairment of investments in unconsolidated subsidiaries in Note 4.

Other Intangible Assets

Sempra Natural Gas recorded $460 million of intangible assets in connection with the acquisition of EnergySouth, Inc. in 2008. These intangible assets represent storage and development rights related to the natural gas storage facilities of Bay Gas Storage Company, Ltd. (Bay Gas) and Mississippi Hub, LLC (Mississippi Hub) and were recorded at estimated fair value as of the date of the acquisition using discounted cash flows analysis. Our assumptions in determining fair value included estimated future cash flows, the estimated useful life of the intangible assets and appropriate discount rates. We are amortizing these intangible assets over their estimated useful lives as shown in the table below.

Other Intangible Assets included on the Sempra Energy Consolidated Balance Sheets are as follows:

OTHER INTANGIBLE ASSETS
(Dollars in millions)
	Amortization period	December 31,
	(years)	2013	2012
Storage rights	46	$138	$138
Development rights	50	322	322
Other	15 years to indefinite	19	19
		479	479
Less accumulated amortization:
Storage rights		(16)	(13)
Development rights		(34)	(27)
Other		(3)	(3)
		(53)	(43)
		$426	$436

Amortization expense for such intangible assets was $10 million in each of 2013, 2012 and 2011. We estimate the amortization expense for the next five years to be $10 million per year.

LONG-LIVED ASSETS

We test long-lived assets for recoverability whenever events or changes in circumstances have occurred that may affect the recoverability or the estimated useful lives of long-lived assets. Long-lived assets include intangible assets subject to amortization, but do not include investments in unconsolidated subsidiaries. Events or changes in circumstances that indicate that the carrying amount of a long-lived asset may not be recoverable may include significant decreases in the market price of an asset
  a significant adverse change in the extent or manner in which we use an asset or in its physical condition a significant adverse change in legal or regulatory factors or in the business climate that could affect the value of an asset a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection of continuing losses associated with the use of a long-lived asset a current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life

Impairment of long-lived assets occurs when the estimated future undiscounted cash flows are less than the carrying amount of the assets. If that comparison indicates that the assets' carrying value may not be recoverable, the impairment is measured based on the difference between the carrying amount and the fair value of the assets. This evaluation is performed at the lowest level for which separately identifiable cash flows exist.

VARIABLE INTEREST ENTITIES (VIE)

We consolidate a VIE if we are the primary beneficiary of the VIE. Our determination of whether we are the primary beneficiary is based upon qualitative and quantitative analyses, which assess the purpose and design of the VIE;
  the nature of the VIE's risks and the risks we absorb;
  the power to direct activities that most significantly impact the economic performance of the VIE; and

  the obligation to absorb losses or right to receive benefits that could be significant to the VIE.

SDG&E

Tolling Agreements

SDG&E has agreements under which it purchases power generated by facilities for which it supplies all of the natural gas to fuel the power plant (i.e., tolling agreements).  SDG&E's obligation to absorb natural gas costs may be a significant variable interest.  In addition, SDG&E has the power to direct the dispatch of electricity generated by these facilities. Based upon our analysis, the ability to direct the dispatch of electricity may have the most significant impact on the economic performance of the entity owning the generating facility because of the associated exposure to the cost of natural gas, which fuels the plants, and the value of electricity produced. To the extent that SDG&E (1) is obligated to purchase and provide fuel to operate the facility, (2) has the power to direct the dispatch, and (3) purchases all of the output from the facility for a substantial portion of the facility's useful life, SDG&E may be the primary beneficiary of the entity owning the generating facility. SDG&E determines if it is the primary beneficiary in these cases based on a qualitative approach in which we consider the operational characteristics of the facility, including its expected power generation output relative to its capacity to generate and the financial structure of the entity, among other factors. If we determine that SDG&E is the primary beneficiary, SDG&E and Sempra Energy consolidate the entity that owns the facility as a VIE, as we discuss below.

Otay Mesa VIE

SDG&E has an agreement to purchase power generated at the Otay Mesa Energy Center (OMEC), a 605-MW generating facility. In addition to tolling, the agreement provides SDG&E with the option to purchase the power plant at the end of the contract term in 2019, or upon earlier termination of the purchased-power agreement, at a predetermined price subject to adjustments based on performance of the facility. If SDG&E does not exercise its option, under certain circumstances, it may be required to purchase the power plant at a predetermined price, which we refer to as the put option.

The facility owner, Otay Mesa Energy Center LLC (OMEC LLC), is a VIE (Otay Mesa VIE), of which SDG&E is the primary beneficiary. SDG&E has no OMEC LLC voting rights and does not operate OMEC. In addition to the risks absorbed under the tolling agreement, SDG&E absorbs separately through the put option a significant portion of the risk that the value of Otay Mesa VIE could decline. SDG&E and Sempra Energy have consolidated Otay Mesa VIE since the second quarter of 2007. Otay Mesa VIE's equity of $91 million at December 31, 2013 and $76 million at December 31, 2012 is included on the Consolidated Balance Sheets in Other Noncontrolling Interests for Sempra Energy and in Noncontrolling Interest for SDG&E.

OMEC LLC has a loan outstanding of $335 million at December 31, 2013, the proceeds of which were used for the construction of OMEC. The loan is with third party lenders and is secured by OMEC's property, plant and equipment. SDG&E is not a party to the loan agreement and does not have any additional implicit or explicit financial responsibility to OMEC LLC. The loan fully matures in April 2019 and bears interest at rates varying with market rates. In addition, OMEC LLC has entered into interest rate swap agreements to moderate its exposure to interest rate changes. We provide additional information concerning the interest rate swaps in Note 9.

Other Variable Interest Entities

SDG&E's power procurement is subject to reliability requirements that may require SDG&E to enter into various power purchase arrangements which include variable interests. SDG&E evaluates the respective entities to determine if variable interests exist and, based on the qualitative and quantitative analyses described above, if SDG&E, and thereby Sempra Energy, is the primary beneficiary. SDG&E has determined that no contracts, other than the one relating to Otay Mesa VIE mentioned above, result in SDG&E being the primary beneficiary at December 31, 2013. In addition to the tolling agreements described above, other variable interests involve various elements of fuel and power costs, including certain construction costs, tax credits, and other components of cash flow expected to be paid to or received by our counterparties. In most of these cases, the expectation of variability is not substantial, and SDG&E generally does not have the power to direct activities that most significantly impact the economic performance of the other VIEs. If our ongoing evaluation of these VIEs were to conclude that SDG&E becomes the primary beneficiary and consolidation by SDG&E becomes necessary, the effects are not expected to significantly affect the financial position, results of operations, or liquidity of SDG&E. In addition, SDG&E is not exposed to losses or gains as a result of these other VIEs, because all such variability would be recovered in rates.

Sempra Energy's other operating units also enter into arrangements which could include variable interests. We evaluate these arrangements and applicable entities based upon the qualitative and quantitative analyses described above. Certain of these entities are service companies that are VIEs. As the primary beneficiary of these service companies, we consolidate them. In all other cases, we have determined that these contracts are not variable interests in a VIE and therefore are not subject to the U.S. GAAP requirements concerning the consolidation of VIEs.

The Consolidated Financial Statements of Sempra Energy and SDG&E include the following amounts associated with Otay Mesa VIE. The amounts are net of eliminations of transactions between SDG&E and Otay Mesa VIE. The financial statements of other consolidated VIEs are not material to the financial statements of Sempra Energy. The captions on the tables below correspond to SDG&E's Consolidated Balance Sheets and Consolidated Statements of Operations.

AMOUNTS ASSOCIATED WITH OTAY MESA VIE
(Dollars in millions)
			December 31,
			2013	2012
Cash and cash equivalents			$17	$8
Restricted cash			6	10
Inventories			2	2
Other			1	1
Total current assets			26	21
Restricted cash			25	22
Sundry			4	5
Property, plant and equipment, net			438	466
Total assets			$493	$514

Current portion of long-term debt			$10	$10
Fixed-price contracts and other derivatives			16	17
Other			19	8
Total current liabilities			45	35
Long-term debt			325	335
Fixed-price contracts and other derivatives			39	64
Deferred credits and other			(7)	4
Other noncontrolling interest			91	76
Total liabilities and equity			$493	$514

	Years ended December 31,
	2013		2012	2011
Operating expenses
Cost of electric fuel and purchased power		$(91)	$(83)	$(72)
Operation and maintenance		24	19	19
Depreciation and amortization		28	26	22
Total operating expenses		(39)	(38)	(31)
Operating income		39	38	31
Other expense, net		―	(1)	(1)
Interest expense		(15)	(11)	(11)
Income before income taxes/Net income		24	26	19
Earnings attributable to noncontrolling interest		(24)	(26)	(19)
Earnings	$	―	$ ―	$ ―

ASSET RETIREMENT OBLIGATIONS

For tangible long-lived assets, we record asset retirement obligations for the present value of liabilities of future costs expected to be incurred when assets are retired from service, if the retirement process is legally required and if a reasonable estimate of fair value can be made. We also record a liability if a legal obligation to perform an asset retirement exists and can be reasonably estimated, but performance is conditional upon a future event. We record the estimated retirement cost over the life of the related asset by depreciating the present value of the obligation (measured at the time of the asset's acquisition) and accreting the discount until the liability is settled. Rate-regulated entities record regulatory assets or liabilities as a result of the timing difference between the recognition of costs in accordance with U.S. GAAP and costs recovered through the rate-making process. We have recorded a regulatory liability to show that the California Utilities have collected funds from customers more quickly and for larger amounts than we would accrete the retirement liability and depreciate the asset in accordance with U.S. GAAP.

We have recorded asset retirement obligations related to various assets, including:

SDG&E and SoCalGas

  fuel and storage tanks
  natural gas distribution systems
  hazardous waste storage facilities

  asbestos-containing construction materials

  SDG&E

  decommissioning of nuclear power facilities
  electric distribution and transmission systems
  site restoration of a former power plant

  power generation plant (natural gas)

  SoCalGas

  natural gas transmission pipelines

  underground natural gas storage facilities and wells

  Sempra Mexico

  power generation plant (natural gas)
  natural gas distribution and transportation systems
  LNG terminal

  Sempra Renewables

  certain power generation plants (solar)

  Sempra Natural Gas

  power generation plant (natural gas)
  natural gas distribution and transportation systems

  underground natural gas storage facilities

The changes in asset retirement obligations are as follows:

CHANGES IN ASSET RETIREMENT OBLIGATIONS
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2013	2012	2013	2012	2013	2012
Balance as of January 1(1)	$2,056	$1,925	$741	$698	$1,253	$1,175
Accretion expense	97	92	45	42	49	48
Liabilities incurred	4	21	―	―	―	―
Reclassification(2)	―	(5)	―	―	―	―
Payments	(49)	(2)	(48)	―	―	(1)
Revisions, GRC-related(3)	(135)	―	(30)	―	(105)	―
Revisions, other(4)	179	25	205	1	2	31
Balance as of December 31(1)	$2,152	$2,056	$913	$741	$1,199	$1,253
(1)	The current portions of the obligations are included in Other Current Liabilities on the Consolidated Balance Sheets.
(2)	Reclassification to liability held for sale - asset retirement obligation which is included in Other Current Liabilities on the Consolidated Balance Sheets, as we discuss in "Assets Held for Sale" above.
(3)	The decreases in asset retirement obligations in 2013 at SDG&E and SoCalGas are due to revised estimates related to the 2012 General Rate Case (GRC) that received final approval in May 2013. At SDG&E, these revisions included increases in asset service lives ranging from 2 percent to 7 percent, and lower estimated cost of removal. At SoCalGas, the decrease includes increases in asset service lives ranging from 4 percent to 6 percent, partially offset by a higher estimated cost of removal.
(4)	The increase in asset retirement obligations in 2013 at SDG&E is due to revised estimates recorded in the third quarter of 2013 related to the early decommissioning of SONGS Units 2 and 3 (see Note 13).

CONTINGENCIES

We accrue losses for the estimated impacts of various conditions, situations or circumstances involving uncertain outcomes. For loss contingencies, we accrue the loss if an event has occurred on or before the balance sheet date and:

  information available through the date we file our financial statements indicates it is probable that a loss has been incurred, given the likelihood of uncertain future events; and

  the amount of the loss can be reasonably estimated.

We do not accrue contingencies that might result in gains. We continuously assess contingencies for litigation claims, environmental remediation and other events.

LEGAL FEES

Legal fees that are associated with a past event for which a liability has been recorded are accrued when it is probable that fees also will be incurred.

COMPREHENSIVE INCOME

Comprehensive income includes all changes in the equity of a business enterprise (except those resulting from investments by owners and distributions to owners), including:

  foreign currency translation adjustments
  changes in unamortized net actuarial gain or loss and prior service cost related to pension and other postretirement benefits plans unrealized gains or losses on available-for-sale securities certain hedging activities

The Consolidated Statements of Comprehensive Income show the changes in the components of other comprehensive income (OCI), including the amounts attributable to noncontrolling interests. The following tables present the changes in Accumulated Other Comprehensive Income (Loss) (AOCI) by component, and amounts reclassified out of AOCI to net income, excluding amounts attributable to noncontrolling interests:

CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) BY COMPONENT(1)
(Dollars in millions)
	Year ended December 31, 2013
			Pension and Other
			Postretirement Benefits
	Foreign						Total
	Currency		Unamortized	Unamortized			Accumulated Other
	Translation		Net Actuarial	Prior Service	Financial		Comprehensive
	Adjustments		Gain (Loss)	Credit (Cost)	Instruments		Income (Loss)
Sempra Energy Consolidated:
Balance as of December 31, 2012		$(240)	$(102)	$1		$(35)	$(376)
Other comprehensive (loss) income before
reclassifications		(159)	―	―		2	(157)
Amounts reclassified from accumulated other
comprehensive income		270	(2) 29	(1)		7	305
Net other comprehensive income (loss)		111	29	(1)		9	148
Balance as of December 31, 2013		$(129)	$(73)	$ ―		$(26)	$(228)
SDG&E:
Balance as of December 31, 2012	$	―	$(12)	$1	$	―	$(11)
Amounts reclassified from accumulated other
comprehensive income		―	2	―		―	2
Net other comprehensive income		―	2	―		―	2
Balance as of December 31, 2013	$	―	$(10)	$1	$	―	$(9)
SoCalGas:
Balance as of December 31, 2012	$	―	$(4)	$1		$(15)	$(18)
Amounts reclassified from accumulated other
comprehensive (loss) income		―	(1)	―		1	―
Net other comprehensive (loss) income		―	(1)	―		1	―
Balance as of December 31, 2013	$	―	$(5)	$1		$(14)	$(18)
(1)			All amounts are net of income tax, if subject to tax, and exclude noncontrolling interests.
(2)			Represents cumulative foreign currency translation adjustment related to the impairment of our Argentine investments in 2006, which is substantially offset by an accrued liability established at that time. We provide additional information about these investments in Note 4.

RECLASSIFICATIONS OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
(Dollars in millions)
Year ended December 31, 2013
	Amount reclassified
Details about accumulated	from accumulated other		Affected line item
other comprehensive income (loss) components	comprehensive income (loss)		on Consolidated Statement of Operations
Sempra Energy Consolidated:
Foreign currency translation adjustments		$270	Equity Earnings, Net of Income Tax(1)

Financial instruments:
Interest rate and foreign exchange instruments		$11	Interest Expense
Interest rate instruments		10	Equity Losses, Before Income Tax
Commodity contracts not subject to			Cost of Natural Gas, Electric Fuel and Purchased
rate recovery		(1)	Power
Total before income tax		20
		(4)	Income Tax Expense
Net of income tax		16
		(9)	Earnings Attributable to Noncontrolling Interests
		$7

Pension and other postretirement benefits:
Net actuarial gain		$38	(2)
Amortization of actuarial loss		10	(2)
Prior service cost		(1)	(2)
		(19)	Income Tax Expense
Net of income tax		$28

Total reclassifications for the period, net of tax		$305
SDG&E:
Financial instruments:
Interest rate instruments		$9	Interest Expense
		(9)	Earnings Attributable to Noncontrolling Interest
	$	―

Pension and other postretirement benefits:
Net actuarial gain		$2	(2)
Amortization of actuarial loss		1	(2)
		(1)	Income Tax Expense
Net of income tax		$2

Total reclassifications for the period, net of tax		$2
SoCalGas:
Financial instruments:
Interest rate instruments		$1	Interest Expense

Pension and other postretirement benefits:
Net actuarial loss		$(3)	(2)
Amortization of actuarial loss		1	(2)
		1	Income Tax Expense
Net of income tax		$(1)

Total reclassifications for the period, net of tax	$	―
(1)			Represents cumulative foreign currency translation adjustment related to the impairment of our Argentine investments in 2006, which is substantially offset by an accrued liability established at that time. We provide additional information about these investments in Note 4.
(2)			Amounts are included in the computation of net periodic benefit cost (see "Net Periodic Benefit Cost, 2011 - 2013" in Note 7).

NONCONTROLLING INTERESTS

Ownership interests that are held by owners other than Sempra Energy and SDG&E in subsidiaries or entities consolidated by them are accounted for and reported as noncontrolling interests. As a result, noncontrolling interests are reported as a separate component of equity on the Consolidated Balance Sheets. Earnings or loss attributable to the noncontrolling interests is separately identified on the Consolidated Statements of Operations, and net income or loss and comprehensive income or loss attributable to the noncontrolling interests is separately identified on the Consolidated Statements of Comprehensive Income and Consolidated Statements of Changes in Equity.

Sale of Noncontrolling Interests

On March 21, 2013, Sempra Energy's IEnova subsidiary priced a private offering in the U.S. and outside of Mexico and a concurrent initial public offering in Mexico of new shares of Class II, Single Series common stock at $2.75 per share in U.S. dollars or 34.00 Mexican pesos. The initial purchasers in the private offering and the underwriters in the Mexican public offering were granted a 30-day option to purchase additional common shares at the initial offering price, less the underwriting discount, to cover overallotments. These options were exercised before the settlement date of the offerings, which was March 27, 2013. After the initial offerings and the exercise of the overallotment options, the aggregate shares of common stock sold in the offerings totaled 218,110,500, representing approximately 18.9 percent of IEnova's outstanding ownership interest.

The net proceeds of the offerings, including the additional option shares, were approximately $574 million in U.S. dollars or 7.1 billion Mexican pesos. IEnova is using the net proceeds of the offerings primarily for general corporate purposes, and for the funding of its current investments and ongoing expansion plans. All U.S. dollar equivalents presented here were based on an exchange rate of 12.3841 Mexican pesos to 1.00 U.S. dollar as of March 21, 2013, the pricing date for the offerings. Net proceeds are after reduction for underwriting discounts and commissions and offering expenses. Following completion of the initial offerings and overallotment options, we beneficially owned 81.1 percent of IEnova and its subsidiaries. Consistent with applicable accounting guidance, changes in noncontrolling interests that do not result in a change of control are accounted for as equity transactions. When there are changes in noncontrolling interests of a subsidiary that do not result in a change of control, any difference between carrying value and fair value related to the change in ownership is recorded as an adjustment to shareholders' equity. As a result of the offerings and overallotment options, we recorded an increase in Sempra Energy's shareholders' equity of $135 million in the second quarter of 2013 for the sale of IEnova shares to noncontrolling interests.

IEnova is a separate legal entity, formerly known as Sempra México, S.A. de C.V., comprised primarily of Sempra Energy's operations in Mexico. IEnova is included within our Sempra Mexico reportable segment, but is not the same in its entirety as the reportable segment. In addition to the IEnova operating companies, the Sempra Mexico segment includes, among other things, certain holding companies and risk management activity. Also, IEnova's financial results are reported in Mexico under International Financial Reporting Standards (IFRS), as required by the Mexican Stock Exchange (La Bolsa Mexicana de Valores, S.A.B. de C.V., BMV) where the shares are traded under the symbol IENOVA.

The private offering was exempt from registration under the U.S. Securities Act of 1933, as amended (the Securities Act), and shares in the private offering were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside of the United States, in accordance with Regulation S under the Securities Act. The shares were not registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable securities laws.

Preferred Stock

The preferred stock at SoCalGas is presented at Sempra Energy as a noncontrolling interest at December 31, 2013 and 2012. The preferred stock of SDG&E at December 31, 2012 was contingently redeemable preferred stock and was fully redeemed in October 2013, as we discuss in Note 11. At Sempra Energy, the preferred stock dividends of SDG&E and SoCalGas are charges against income related to noncontrolling interests. We provide additional information concerning preferred stock in Note 11.

At December 31, 2013 and 2012, we reported the following noncontrolling ownership interests held by others (not including preferred shareholders) recorded in Other Noncontrolling Interests in Total Equity on Sempra Energy's Consolidated Balance Sheets:

OTHER NONCONTROLLING INTERESTS
(Dollars in millions)
		December 31,
	Percent Ownership Held by Others	2013	2012
SDG&E:
Otay Mesa VIE	100%	$91	$76
Sempra South American Utilities:
Chilquinta Energía subsidiaries(1)	24.4 - 43.4	27	29
Luz del Sur	20.2	222	236
Tecsur	9.8	3	4
Sempra Mexico:
IEnova, S.A.B. de C.V.	18.9	442	―
Sempra Natural Gas:
Bay Gas Storage Company, Ltd.	9.1	22	20
Liberty Gas Storage, LLC	25.0	14	15
Southern Gas Transmission Company	49.0	1	1
Total Sempra Energy		$822	$381
(1)	Chilquinta Energía has four subsidiaries with noncontrolling interests held by others. Percentage range reflects the highest and lowest ownership percentages among these subsidiaries.

REVENUES

Utilities

Our California Utilities generate revenues primarily from deliveries to their customers of electricity by SDG&E and natural gas by both SoCalGas and SDG&E and from related services. They record these revenues following the accrual method and recognize them upon delivery and performance. They also record revenue from CPUC-approved incentive awards, some of which require approval by the CPUC prior to being recognized. We provide additional discussion on utility incentive mechanisms in Note 14.

Under an operating agreement with the California Department of Water Resources (DWR) that expired at the end of 2013, SDG&E has acted as a limited agent on behalf of the DWR in the administration of energy contracts, including natural gas procurement functions under the DWR contracts allocated to SDG&E's customers. The legal and financial responsibilities associated with these activities resided with the DWR. Accordingly, the commodity costs associated with long-term contracts allocated to SDG&E from the DWR (and the revenues to recover those costs) are not included in SDG&E's or Sempra Energy's Consolidated Statements of Operations. We provide discussion on electric industry regulation related to the DWR in Note 14.

On a monthly basis, SoCalGas accrues natural gas storage contract revenues, which consist of storage reservation and variable charges based on negotiated agreements with terms of up to 15 years.

Our natural gas utilities outside of California (Mobile Gas, Willmut Gas and Ecogas) apply U.S. GAAP for regulated utilities consistent with the California Utilities.

Our utilities in South America, which were consolidated as part of our Sempra South American Utilities segment beginning April 6, 2011 as we discuss in Note 3, are Chilquinta Energía S.A. (Chilquinta Energía) and Luz del Sur S.A.A. (Luz del Sur), and their subsidiaries. Chilquinta Energía is an electric distribution utility serving customers in the cities of Valparaiso and Viña del Mar in central Chile. Luz del Sur is an electric distribution utility in the southern zone of metropolitan Lima, Peru. The companies serve primarily regulated customers, and their revenues are based on tariffs that are set by the National Energy Commission (Comisión Nacional de Energía, or CNE) in Chile and the Energy and Mining Investment Supervisory Body (Organismo Supervisor de la Inversión en Energía y Minería, or OSINERGMIN) of the National Electricity Office under the Ministry of Energy and Mines in Peru.

The tariffs charged are based on an efficient model distribution company defined by Chilean law in the case of Chilquinta Energía, and OSINERGMIN in the case of Luz del Sur. The tariffs include operation and maintenance costs, an internal rate of return on the new replacement value (Valor Nuevo de Reemplazo, or VNR) of depreciable assets, charges for the use of transmission systems, and a component for the value added by the distributor. Tariffs are designed to provide for a pass-through to customers of the main noncontrollable cost items (mainly power purchases and transmission charges), recovery of reasonable operating and administrative costs, incentives to reduce costs and make needed capital investments and a regulated rate of return on the distributor's regulated asset base. Because the tariffs are based on a model and are intended to cover the costs of the model company, but are not based on the costs of the specific utility and may not result in full cost recovery, they do not meet the requirement necessary for treatment under applicable U.S. GAAP for regulatory accounting.

For Chilquinta Energía, rates for four-year periods related to distribution and sub-transmission are reviewed separately on an alternating basis every two years. In late 2011, Chilquinta Energía initiated the process to establish its distribution rates for the period from November 2012 to October 2016. This process was completed in November 2012, with rates published in April 2013, and tariff adjustments going into effect retroactively from November 2012.

In April 2013, the CNE completed the process to establish Chilquinta Energía's sub-transmission rates for the period January 2011 to December 2014. The CNE has not yet published the sub-transmission rates for this period, although we expect publication in the first half of 2014. Once the rates are published, the tariff adjustments will go into effect retroactively from January 2011.

The next reviews are scheduled to be completed, with tariff adjustments also going into effect, in January 2015 for sub-transmission, and again for distribution in November 2016.

The components of tariffs above for Luz del Sur are reviewed and adjusted every four years. The final distribution rate-setting resolution for the 2013-2017 period was published in October 2013 and went into effect on November 1, 2013.

The table below shows the total utilities revenues in Sempra Energy's Consolidated Statements of Operations for each of the last three years. The revenues include amounts for services rendered but unbilled (approximately one-half month's deliveries) at the end of each year.

TOTAL UTILITIES REVENUES AT SEMPRA ENERGY CONSOLIDATED(1)
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Electric revenues	$4,911	$4,568	$3,833
Natural gas revenues	4,398	3,873	4,489
Total	$9,309	$8,441	$8,322
(1) Excludes intercompany revenues.

As we discuss in Note 14, the natural gas supply for SDG&E's and SoCalGas' core natural gas customers is purchased by SoCalGas as a combined procurement portfolio managed by SoCalGas. Core customers are primarily residential and small commercial and industrial customers. This core gas procurement function is considered a shared service, therefore amounts related to SDG&E are not included in SoCalGas' Consolidated Statements of Operations.

We provide additional information concerning utility revenue recognition in “Regulatory Matters” above.

Energy-Related Businesses

Sempra South American Utilities

Sempra South American Utilities generates revenues from providing electric construction services, and recognizes these revenues when services are provided in accordance with contractual agreements.

Sempra Mexico

Sempra Mexico's Termoeléctrica de Mexicali generates revenues from selling electricity and/or capacity to the California ISO and to governmental, public utility and wholesale power marketing entities. Sempra Mexico recognizes these revenues as the electricity is delivered and capacity is provided. Sempra Mexico's pipeline operations recognize revenues from the sale and transportation of natural gas as deliveries are made and from fixed capacity payments. Sempra Mexico also recognizes revenues from (1) the sale of LNG and natural gas as deliveries are made to counterparties and (2) from reservation and usage fees under terminal capacity agreements, nitrogen injection service agreements and tug service agreements. It reports revenue net of value added taxes in Mexico. Sempra Mexico's revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for natural gas.

Sempra Renewables

For consolidated entities, Sempra Renewables generates revenues from the sale of solar power pursuant to power purchase agreements, and recognizes these revenues when the power is delivered.

Sempra Natural Gas

Sempra Natural Gas generates revenues from selling electricity and/or capacity from its Mesquite Power facility to the California ISO and to governmental, public utility and wholesale power marketing entities. Sempra Natural Gas recognizes these revenues as the electricity is delivered and capacity is provided. In 2011, Sempra Natural Gas' electricity sales to the DWR accounted for a significant portion of its revenues. This contract ended September 30, 2011. Related to its LNG terminal and marketing operations, Sempra Natural Gas recognizes revenues from the sale of LNG and natural gas as deliveries are made to counterparties, as well as revenues from reservation and usage fees. Sempra Natural Gas also records revenues from contractual counterparty obligations for non-delivery of cargoes. Sempra Natural Gas recognizes revenue on natural gas storage and transportation operations when services are provided in accordance with contractual agreements for the storage and transportation services. Sempra Natural Gas revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for power and natural gas.

OTHER COST OF SALES

Other Cost of Sales primarily includes

  pipeline capacity marketing costs, and pipeline transportation and natural gas marketing costs incurred at Sempra Natural Gas;
  electric construction services costs at Sempra South American Utilities; and

  energy management service fees at Sempra Mexico.

The costs at Sempra South American Utilities are related to the energy-services companies in South America that we discuss in Note 3.

OPERATION AND MAINTENANCE EXPENSES

Operation and Maintenance includes operating and maintenance costs, and general and administrative costs, which consist primarily of personnel costs, purchased materials and services, litigation expense and rent.

FOREIGN CURRENCY TRANSLATION

Our operations in South America and our natural gas distribution utility in Mexico use their local currency as their functional currency. The assets and liabilities of their foreign operations are translated into U.S. dollars at current exchange rates at the end of the reporting period, and revenues and expenses are translated at average exchange rates for the year. The resulting noncash translation adjustments do not enter into the calculation of earnings or retained earnings (unless the operation is being discontinued), but are reflected in Comprehensive Income and in Accumulated Other Comprehensive Income (Loss), a component of shareholders' equity.

To reflect the fluctuations in the values of functional currencies of our South American investments, which were accounted for under the equity method prior to April 6, 2011, the following adjustments were made to the carrying value of these investments (dollars in millions):

Upward (downward) adjustment to investments
Investment	Currency	2011(1)
Chilquinta Energía	Chilean Peso	$(10)
Luz del Sur	Peruvian Nuevo Sol	―
(1)		As discussed in Note 3, the cumulative foreign currency translation adjustment balances totaling $54 million in Accumulated Other Comprehensive Income (Loss) as of April 6, 2011 were reclassified to net income as a result of the gain on the remeasurement of our equity method investments in Chilquinta Energía and Luz del Sur during the second quarter of 2011.

Smaller adjustments have been made to other operations where the U.S. dollar is not the functional currency. We provide additional information concerning these investments in Note 4.

Currency transaction gains and losses in a currency other than the entity's functional currency are included in the calculation of Other Income, Net, at Sempra Energy as follows:

	Years ended December 31,
(Dollars in millions)	2013	2012	2011
Currency transaction gain (loss)	$(3)	$9	$11

Cash flows of the consolidated foreign subsidiaries are translated into U.S. dollars using average exchange rates for the period. We report the effect of exchange rate changes on cash balances held in foreign currencies in “Effect of Exchange Rate Changes on Cash and Cash Equivalents” on our Consolidated Statements of Cash Flows.

TRANSACTIONS WITH AFFILIATES

Loans to and Receivables from Unconsolidated Affiliates – Sempra Energy Consolidated

Sempra South American Utilities has a U.S. dollar-denominated loan to Eletrans S.A., an affiliate of Chilquinta Energía that we discuss in Note 4. At December 31, 2013, the loan has a $14 million principal balance outstanding plus a negligible amount of accumulated interest at a fixed interest rate of 4 percent.

At December 31, 2013, Sempra Energy had $4 million in accounts receivable from various Sempra Renewables joint venture investments.

Service Agreements

Sempra Energy, SDG&E and SoCalGas provide certain services to each other and are charged an allocable share of the cost of such services. Amounts due to/from affiliates are as follows:

AMOUNTS DUE TO AND FROM AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	December 31,
	2013		2012
SDG&E
Current:
Due from SoCalGas	$	―	$37
Due from various affiliates		1	2
		$1	$39

Due to Sempra Energy		$25	$19
Due to various affiliates		14	―
		$39	$19

Income taxes due from Sempra Energy(1)		$70	$12

SoCalGas
Current:
Due from Sempra Energy	$	―	$24
Due from various affiliates		21	―
		$21	$24

Due to SDG&E	$	―	$37
Due to Sempra Energy		16	―
		$16	$37

Income taxes due from Sempra Energy(1)		$18	$99
(1)			SDG&E and SoCalGas are included in the consolidated income tax return of Sempra Energy and are allocated income tax expense from Sempra Energy in an amount equal to that which would result from the companies’ having always filed a separate return.

Revenues from unconsolidated affiliates at SDG&E and SoCalGas are as follows:

REVENUES FROM UNCONSOLIDATED AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
SDG&E	$12	$9	$7
SoCalGas	70	46	53

Transactions with Rockies Express Pipelines LLC

Sempra Rockies Marketing, a subsidiary of Sempra Natural Gas, has an agreement with Rockies Express Pipelines LLC (Rockies Express) for capacity on the Rockies Express Pipeline (REX) through November 2019. Sempra Rockies Marketing recorded cost of sales of $78 million in each of 2013, 2012 and 2011 related to this agreement. We discuss this agreement further in Note 15.

Transactions with RBS Sempra Commodities

In 2008, our commodities-marketing businesses, previously wholly owned subsidiaries of Sempra Energy, were sold into RBS Sempra Commodities LLP (RBS Sempra Commodities), a partnership jointly owned by Sempra Energy and The Royal Bank of Scotland (RBS). Several of our segments have engaged in transactions with RBS Sempra Commodities. As a result of the divestiture of substantially all of RBS Sempra Commodities' businesses, as we discuss in Note 4, transactions between our segments and RBS Sempra Commodities were assigned over time to the buyers of the joint venture businesses. The assignments of the related contracts were substantially completed by May 1, 2011. Amounts in our Consolidated Financial Statements related to these transactions for the year ended December 31, 2011 are as follows:

AMOUNTS RECORDED FOR TRANSACTIONS WITH RBS SEMPRA COMMODITIES(1)
(Dollars in millions)
		Cost of
	Revenues	Natural Gas
Sempra Mexico	$37	$74
Sempra Natural Gas	7	3
(1)	With the exception of Sempra Mexico, whose contract with RBS Sempra Commodities expired in July 2011, amounts only include activities prior to May 1, 2011, the date by which substantially all the contracts with RBS Sempra Commodities were assigned to buyers of the joint venture businesses.

RESTRICTED NET ASSETS

Sempra Energy Consolidated

As we discuss below, the California Utilities have restrictions on the amount of funds that can be transferred to Sempra Energy by dividend, advance or loan as a result of conditions imposed by various regulators. Additionally, certain other Sempra Energy subsidiaries are subject to various financial and other covenants and other restrictions contained in debt and credit agreements (described in Note 5) and in other agreements that limit the amount of funds that can be transferred to Sempra Energy. At December 31, 2013, Sempra Energy was in compliance with all covenants related to its debt agreements.

At December 31, 2013, the amount of restricted net assets of wholly owned subsidiaries of Sempra Energy, including the California Utilities discussed below, that may not be distributed to Sempra Energy in the form of a loan or dividend is $6.2 billion. Although the restrictions cap the amount of funding that the various operating subsidiaries can provide to Sempra Energy, we do not believe these restrictions will have a significant impact on our ability to access cash to pay dividends.

As we discuss in Note 4, $129 million of Sempra Energy's consolidated retained earnings balance represents undistributed earnings of equity method investments at December 31, 2013.

California Utilities

The CPUC's regulation of the California Utilities' capital structures limits the amounts available for dividends and loans to Sempra Energy. At December 31, 2013, Sempra Energy could have received combined loans and dividends of approximately $425 million from SDG&E and approximately $1.0 billion from SoCalGas.

The payment and amount of future dividends for SDG&E and SoCalGas are at the discretion of their board of directors. The following restrictions limit the amount of retained earnings that may be paid as common dividends or loaned to Sempra Energy from either utility:

  The CPUC requires that SDG&E's and SoCalGas' common equity ratios be no lower than one percentage point below the CPUC-authorized percentage of each entity's authorized capital structure. The authorized percentage at December 31, 2013 is 52 percent at both SDG&E and SoCalGas.
  The FERC requires SDG&E to maintain a common equity ratio of 30 percent or above.

  The California Utilities have a combined revolving credit line that requires each utility to maintain a ratio of consolidated indebtedness to consolidated capitalization (as defined in the agreement) of no more than 65 percent, as we discuss in Note 5.

  Based upon these restrictions, at December 31, 2013, SDG&E's restricted net assets were $4.2 billion and SoCalGas' restricted net assets were $1.5 billion, which could not be transferred to Sempra Energy.

  Sempra International

  Significant restrictions of Sempra International subsidiaries include

  Peru and Mexico require domestic corporations to maintain minimum legal reserves as a percentage of capital stock, resulting in restricted net assets of $35 million at Luz del Sur and $79 million at Sempra Energy's consolidated Mexican subsidiaries at December 31, 2013.

  Sempra U.S. Gas & Power

  Significant restrictions of Sempra U.S. Gas & Power subsidiaries include

  Wholly owned Copper Mountain Solar 1 has a long-term debt agreement that requires the establishment and funding of project accounts to which the proceeds of loans, project revenues and other amounts are deposited and applied in accordance with the debt agreement. This long-term debt agreement also limits Copper Mountain Solar 1's ability to incur liens, incur additional indebtedness, make acquisitions and undertake certain actions, while also requiring maintenance of certain debt ratios. Under these restrictions, net assets totaling $11 million are restricted at December 31, 2013.
  50-percent owned and unconsolidated joint ventures at Sempra Renewables have debt agreements which require each joint venture to maintain reserve accounts in order to pay the projects' debt service and operation and maintenance requirements. We discuss Sempra Energy guarantees associated with these requirements in Note 5. As a result of these requirements, there were total restricted assets at December 31, 2013 at our joint ventures of approximately:
  $34 million at Cedar Creek 2 Wind Farm (Cedar Creek 2)
  $14 million at Copper Mountain Solar 2
  $47 million at Flat Ridge 2 Wind Farm (Flat Ridge 2)
  $37 million at Fowler Ridge 2 Wind Farm (Fowler Ridge 2)
  $19 million at Mehoopany Wind Farm (Mehoopany Wind)
  $48 million at Mesquite Solar 1.
  Wholly owned Mobile Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions with respect to capital stock. Under these restrictions, net assets of approximately $116 million are restricted at December 31, 2013.

  91-percent owned Bay Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions if Bay Gas does not maintain a specified debt service coverage ratio. Bay Gas had no restricted net assets at December 31, 2013.

OTHER INCOME, NET

Other Income, Net on the Consolidated Statements of Operations consists of the following:

OTHER INCOME, NET
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated:
Allowance for equity funds used during construction	$75	$96	$99
Investment gains(1)	39	41	22
Gains (losses) on interest rate and foreign exchange instruments, net(2)	17	10	(14)
Regulatory interest, net(3)	5	1	2
Sundry, net	4	24	21
Total	$140	$172	$130
SDG&E:
Allowance for equity funds used during construction	$39	$71	$80
Regulatory interest, net(3)	4	2	2
Losses on interest rate instruments(4)	―	―	(1)
Sundry, net	(3)	(4)	(2)
Total	$40	$69	$79
SoCalGas:
Allowance for equity funds used during construction	$17	$25	$19
Regulatory interest, net(3)	1	(1)	―
Sundry, net	(7)	(7)	(6)
Total	$11	$17	$13
(1)	Represents investment gains on dedicated assets in support of our executive retirement and deferred compensation plans. These amounts are partially offset by corresponding changes in compensation expense related to the plans.
(2)	Sempra Energy Consolidated includes Otay Mesa VIE and additional instruments.
(3)	Interest on regulatory balancing accounts.
(4) Related to Otay Mesa VIE.